As filed with the Securities and Exchange Commission on March 12, 2001

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                   the Commission Only
/x/  Definitive Proxy Statement                    (as permitted by Rule
                                                   14a-6(e)(2))
/x/  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   MERRILL LYNCH KECALP L.P. 1999
-------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box): /x/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
-------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------
(5)  Total fee paid:
-------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

-------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
-------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------
(3)  Filing Party:
-------------------------------------------------------------------------
(4)  Date Filed:



                                             [KECALP INC. LETTERHEAD]



Dear Limited Partner,

     You are cordially invited to attend a Special Meeting of Limited Partners of Merrill Lynch KECALP L.P. 1999 (the "Partnership") to be held at the offices of KECALP Inc. in the Conference Room on the 31st floor of 2 World Financial Center, New York, New York on April 12, 2001.

     Detailed information concerning the business of the meeting is set forth in the following Notice of Special Meeting and Proxy Statement. The meeting has been called to consider a proposal to amend investment restrictions for the Partnership that will authorize engaging in certain hedging transactions to the extent that entering into such transactions will be for non-speculative purposes.

     The Board of Directors and the Advisory Committee have considered engaging in certain non-speculative hedging transactions in order to protect the Partnership from fluctuations in the market value of securities held or expected to be distributed to the Partnership ("Proposed Hedging Transactions"). The Board of Directors and the Advisory Committee believe that the Proposed Hedging Transactions should provide investment protection opportunities that are consistent with the Partnership's objective of seeking long-term capital appreciation.

     The Proposed Hedging Transactions could involve the Partnership entering into swap and forward agreements, making short sales of securities, purchasing or selling options and collars, or entering into similar transactions. Certain of these transactions were not contemplated at the time of the Partnership's initial offering. The investment restrictions of the Partnership state that the Partnership may not make short sales of securities or write put or call options. The Proposed Hedging Transactions could include these activities. It is currently contemplated that such transactions would be utilized in instances where the Partnership is restricted from selling a portfolio security that has appreciated in value or was or is expected to be received in a distribution but where the Partnership believes a hedging opportunity is desirable.

     The Board of Directors determined that it would be advisable to hold this Special Meeting to provide the Limited Partners of the Partnership with an opportunity to review and vote upon the Partnership's investment restrictions as they relate to such Proposed Hedging Transactions. The Board of Directors and the Advisory Committee members recommend that the Limited Partners of the Partnership vote FOR the proposal.

     Limited Partners are urged to carefully review the enclosed Proxy Statement and to attend the Special Meeting. Whether or not you plan to attend the Meeting in person, please complete, date and sign the enclosed proxy form and return it promptly in the enclosed envelope provided for that purpose. You may revoke your proxy at any time before it is exercised at the Meeting. If you plan to attend the Meeting, please call Robert Tully at (212) 236-7304.

                                           Respectfully,



                                           Matthias B. Bowman
                                           President
                                           KECALP Inc.
                                           General Partner













                        MERRILL LYNCH KECALP L.P. 1999

                 NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

                                APRIL 12, 2001

To the Limited Partners of
     Merrill Lynch KECALP L.P. 1999

     Notice is hereby given that a Special Meeting of Limited Partners (the "Meeting") of Merrill Lynch KECALP L.P. 1999 (the "Partnership") will be held at the offices of KECALP Inc. on the 31st floor of 2 World Financial Center, New York, New York on April 12, 2001 at 9:30 AM for the following purposes:

     (1) To consider and act upon a proposal to amend the Partnership investment restrictions to eliminate the restrictions on making short sales of securities and writing put or call options.

     (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The General Partner of the Partnership, KECALP Inc. (the "General Partner"), has fixed the close of business on March 9, 2001 as the record date for the determination of limited partners entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Acomplete list of the limited partners of the Partnership entitled to vote at the Meeting will be available and open to the examination of any limited partner of the Partnership for any purpose germane to the Meeting during ordinary business hours from and after March 12, 2001 at the office of KECALP Inc., 2 World Financial Center, 23rd Floor, New York, New York 10281.

     You are cordially invited to attend the Meeting. Whether or not you plan to attend the meeting in person please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may revoke your proxy at any time before it is exercised at the Meeting. If you plan to attend the meeting, please call Robert Tully at (212) 236-7304. The enclosed proxy is being solicited by the General Partner of the Partnership.

                               By Order of the General Partner




                                         KECALP Inc.
                                         General Partner

                                         By: /s/ Robin D. Mass
                                              ------------------
                                                 Robin D. Mass
                                                 General Counsel and Secretary

New York, New York
Dated: March 12, 2001





                                PROXY STATEMENT

                        MERRILL LYNCH KECALP L.P. 1999
                           2 World Financial Center
                                  31st Floor
                           New York, New York 10281



                      Special Meeting of Limited Partners
                                April 12, 2001

     Merrill Lynch KECALP L.P. 1999 (the "Partnership"), a limited partnership organized under Delaware law, is a registered closed-end investment company that is an employees' securities company under the Investment Company Act of 1940 (the "Investment Company Act"). The Partnership closed its public offering of units of limited partnership interest ("Units") on March 1, 1999, realizing proceeds of $226,030,000 from the sale of 226,030 Units. KECALP Inc., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), is the General Partner of the Partnership and as such manages and controls the business and affairs of the Partnership and invests the Partnership's funds. The Board of Directors of the General Partner has established an advisory committee (the "Advisory Committee") to assist the directors and principal officers in evaluating investment opportunities for the Partnership.

     This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Special Meeting of Limited Partners of the Partnership (the "Meeting"), to be held at the offices of KECALP Inc. on the 31st floor of 2 World Financial Center, New York, New York on April 12, 2001 at 9:30 AM. The enclosed proxy is being solicited on behalf of the General Partner of the Partnership. The approximate mailing date of this Proxy Statement is March 14, 2001.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the proposal to amend the investment restrictions described below which allow the Partnership to engage in certain hedging transactions, to the extent that such transactions are for non-speculative purposes. Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Partnership at its principal office.

     The General Partner has fixed the close of business on March 9, 2001 as the record date for the determination of Limited Partners entitled to notice of and to vote at the meeting and at any adjournment thereof. Limited Partners on the record date will be entitled to one vote for each Unit held in the Partnership (which represents a $1,000 initial capital contribution to the Partnership).

                                  BACKGROUND

     The investment objective of the Partnership is to seek long-term capital appreciation. As indicated in the Partnership's prospectus with respect to the offering of Units, dated September 3, 1998 (the "Prospectus"), it was expected that a substantial portion of the Partnership's assets would be invested in privately-offered equity investments in leveraged buyout transactions and in transactions involving financial restructurings or recapitalizations of operating companies. The Prospectus also indicated that the Partnership could make other investments in equity and fixed income securities that the General Partner deemed appropriate in terms of their potential for capital appreciation.

     Based upon its ongoing review of developments affecting investments held by the Partnership, the General Partner believes that there are effective non-speculative hedging transactions in which the Partnership may engage consistent with its investment objective of seeking long-term capital appreciation. In particular, the General Partner and the Advisory Committee have determined that they may wish to enter into swap or forward agreements, make short sales of securities, write or buy put or call options or collars, or enter into similar transactions. It is currently contemplated that such transactions would be utilized in instances where the Partnership is restricted from selling a portfolio security that has appreciated in value or was or is expected to be received in a distribution but where the Partnership believes a hedging opportunity is desirable. Certain of these transactions were not contemplated at the time of the Partnership's initial offering. As a result, the investment restrictions provide that the Partnership may not make short sales of securities or write put or call options. The proposed hedging transactions could involve such activities. The General Partner has determined that it would be advisable for the Limited Partners to consider at the Meeting an amendment to the investment restrictions to permit such transactions.

     PROPOSAL ONE: INVESTMENT RESTRICTION REGARDING HEDGING TRANSACTIONS

     One of the Partnership's investment restrictions states that, without the consent of a majority-in-interest of the Limited Partners, the General Partner shall not have the authority to "...(iv) make short sales of securities, purchase securities on margin, except for use of short-term credit necessary for the clearance of transactions, or write put or call options..."

     It is proposed that the Limited Partners consider and act upon a proposal to amend this investment restriction by deleting the italicized words cited above so that the Partnership may make short sales of securities or write put or call options or collars. The Partnership intends to enter into such transactions to the extent that the transactions, directly or in combination with related transactions, are entered into for non-speculative purposes.

     It is currently contemplated that, among other circumstances, such transactions would be utilized in instances where the Partnership is restricted from selling a portfolio security that has appreciated in value or was or is expected to be received in a distribution but where the Partnership believes a hedging opportunity is desirable. The Partnership may also wish to hedge securities it expects to receive in exchange for portfolio securities held by the Partnership.

     Description of Transactions. If the foregoing proposal regarding the investment restrictions of the Partnership is approved at the Meeting, the Partnership may make short sales of securities or write put and call options. The Partnership intends to use these transactions as hedges and not as speculative investments and will not engage in such transactions where it does not own or expect to own, either in connection with an acquisition of securities owned by the Partnership in exchange for securities of a successor company or a distribution to the Partnership of securities held by an investment fund in which the Partnership invests, the securities to cover the transaction.

     When the Partnership writes (i.e., sells) a call option on a security held or expected to be held in its portfolio, the Partnership gives another party the right to buy the security at the agreed upon exercise or strike price on or before the expiration date of the option. By writing a call option, the Partnership limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the strike price, while the option remains outstanding.

     When the Partnership writes a put option, the Partnership gives another party the right to sell to the Partnership a specified security at the agreed upon exercise or strike price on or before the expiration date of the option. By writing a put option, the Partnership will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding. Accordingly, when the Partnership writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the strike price, which loss potentially may substantially exceed the amount of option premium received by the Partnership for writing the put option. The Partnership expects normally to write a put option on a security only in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security but different strike prices (a technique called a "spread").

     When the Partnership writes a collar, it simultaneously writes a call option and buys a put option on a security at two different prices: a higher call strike price and a lower put strike price. If the market price of the security on or before the expiration date of the collar is less than the put strike price, then the Partnership can exercise the put option and sell the security at the agreed upon put strike price. If the market price is greater than the call strike price, then the counterparty to the collar can exercise the call option and buy the security from the Partnership at the agreed upon call strike price. If the market price is between the two strike prices, neither party to the collar would exercise its respective option.

     The Partnership may also write call or put options or collars in connection with closing out put or call options or collars it has previously purchased. The General Partner currently has the authority to purchase options on behalf of the Partnership.

     The proposed hedging transactions may also involve the Partnership entering into swap or forward agreements, which the General Partner also currently has the authority to effect on behalf of the Partnership. Because this authority already exists, Limited Partners are not being asked to take any action with respect to swap or forward agreements.

     The Board of Directors and the Advisory Committee believe that the proposed hedging transactions may represent attractive investment protection opportunities that are consistent with the Partnership's objective of seeking long-term capital appreciation. The Board of Directors and the Advisory Committee members recommend that the Limited Partners of the Partnership vote FOR the proposal.

                            ADDITIONAL INFORMATION

     As of March 9, 2001, the Partnership had outstanding 226,030 Units. To the knowledge of the General Partner, no person owned beneficially more than 5% of its outstanding Units at such date, except for ML & Co., which owned 179,326, or 79.02%, of the Units and Matthias B. Bowman, who owned 15,381, or 6.8% of the Units. The address of both ML & Co. and Mr. Bowman is 2 World Financial Center, New York, New York 10281. ML & Co. has agreed to vote its Units in the same proportion as the votes of other Limited Partners in respect of the proposal presented herein.

     The expenses of preparation printing and mailing of this proxy statement, the enclosed form of proxy and accompanying Notice of Proxy Statement will be borne by the Partnership.

     In accordance with Delaware law and the Partnership's partnership agreement, the proposal regarding the Partnership's investment restrictions will be adopted only upon the vote of a majority-in-interest of the outstanding Units. Supplementary solicitation may be made by mail, telephone, telegraph or personal interview. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. The Meeting may be adjourned from time to time without notice to Limited Partners.

                                 Annual Report

     The Partnership will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1999, to any Limited Partner upon request. Such requests should be directed to Merrill Lynch KECALP L.P. 1999, c/o KECALP Inc., 2 World Financial Center, New York, New York 10281,
Attention: Robert Tully.

                         Proposals of Limited Partners

     It is not presently anticipated that there will be any subsequent meetings of Limited Partners and thus Limited Partners will likely not have an opportunity to present proposals in the future. However, Limited Partners may call a special meeting of Limited Partners in accordance with the terms of the Partnership Agreement.

                                By Order of the General Partner

                                         KECALP Inc.
                                         General Partner

                                         By: /s/ Robin D. Mass
                                             ------------------
                                                 Robin D. Mass

                                                 General Counsel and Secretary

Dated: March 12, 2001




                        MERRILL LYNCH KECALP L.P. 1999

                           2 World Financial Center

                                  31st Floor

                           New York, New York 10281

                                     PROXY

  This proxy is solicited on behalf of the General Partner of the Partnership

     The undersigned hereby appoints Margaret T. Monaco and Robert F. Tully as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Units of Merrill Lynch KECALP L.P. 1999 (the "Partnership") held of record by the undersigned on March 9, 2001 at the Special Meeting of Limited Partners of the Partnership to be held on April 12, 2001 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned limited partner. If no direction is made, this proxy will be voted for the Proposal.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting, of any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

     (Continued and to be signed on the reverse side)



Please mark boxes |-| or |X| in blue or black ink.

1. Proposal to amend the Partnership investment restrictions to eliminate the restrictions on making short sales of securities and writing put or call options.

FOR |_|  AGAINST |_|       ABSTAIN |_|

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                        Please  sign  exactly as name  appears
                                        hereon.  When  Units are held by joint
                                        tenants,   both  should   sign.   When
                                        signing as  attorney  or as  executor,
                                        administrator,  trustee  or  guardian,
                                        please  give full title as such.  If a
                                        corporation,   please   sign  in  full
                                        corporate  name by  president or other
                                        authorized  officer. If a partnership,
                                        please  sign  in  partnership  name by
                                        authorized person.

                                        Dated:_____________________


                                        X__________________________
                                            Signature

                                        X__________________________
                                         Signature, if held jointly


  Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.